Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets

NOTE E—Intangible Assets

CTS has the following intangible assets as of December 31:

	2011		2010

($ in thousands)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization

Amortized intangible assets:
Customer lists/relationships	$51,424	$(22,390)	$51,084	$(19,999)
Patents	10,319	(10,319)	10,319	(10,319)
Other intangibles	1,220	(368)	500	(153)

Total	62,963	(33,077)	61,903	(30,471)
Goodwill	500	—	500	—

Total net intangible assets	$63,463	$(33,077)	$62,403	$(30,471)

Of the total net intangible assets at December 31, 2011, $24.0 million relates to the Components and Sensors segment and $6.4 million relates to the EMS segment. Of the total net intangible assets at December 31, 2010, $24.6 million relates to the Components and Sensors segment and $7.3 million relates to the EMS segment. The goodwill at December 31, 2011 and December 31, 2010 relates to the EMS segment.

CTS recorded amortization expense of $2.6 million, $2.5 million, and $3.0 million for the years ended December 31, 2011, 2010, and 2009, respectively. The weighted average remaining amortization period for the amortizable intangible assets is 14.2 years. CTS estimates annual amortization expense of $2.6 million in years 2012-2013, $2.5 million in years 2014-2015, $2.4 million in 2016 and $17.3 million thereafter.